UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             July 18, 2003

EASTERN VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	0-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code            (804) 443-8423

(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 18, 2003.

ITEM 9.    Regulation FD Disclosure

The following information and exhibit is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

On July 18, 2003, Eastern Virginia Bankshares, Inc. issued a news release announcing its financial results for the quarter and six months ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

/s/ Ronald L. Blevins By: Ronald L. Blevins Senior Vice President & Chief Financial Officer

Date:    July 18, 2003

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